EXHIBIT 99.4

UNITED STATES BANKRUPTCY COURT
WESTERN DIVISION OF MASSACHUSETTS

Case:      divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

CHAPTER 11 MONTHLY OPERATING REPORT
FOR MONTH ENDING JANUARY 31, 2004

Below please find the summary of disbursements by debtor, as referenced in the January 31, 2004 letter:

Name of Debtor	Case No.	Jan-04 Disbursments
divine, inc.	03-11472	$2,595,233.18
Data Return Corporation	03-11474	$—
Eshare Communications, Inc.	03-11475	$—
divine Managed Services, Inc.	03-11476	$—
Open Market, Inc.	03-11477	$—
Viant Corporation	03-11478	$—
Delano Technology Corp.	03-12681	$—
divine Technology Ventures	03-12682	$—
iCentral, Inc.	03-12683	$—
Inventions, Inc.	03-12684	$—
divine/Emicom, inc.	03-12685	$—
SageMaker, Inc.	03-12686	$—
Waypoint Software Corporation	03-12687	$—
Perceptual Robotics, Inc.	03-12688	$—
divine Global Services, Inc.	03-12689	$—
eprise Corporation	03-12690	$—
Denalii, Inc.	03-12691	$—
Melita Finance, Inc.	03-12692	$—
SM1 Holding Corp.	03-12693	$—
Retrieval Technologies, Inc.	03-12694	$—
divine international, inc.	03-12695	$—
divine software, inc.	03-12696	$—
Opinionware.com, Inc.	03-12697	$—
Melita Intellectual Property, Inc.	03-12698	$—
smallwonders software!, inc.	03-12699	$—
Open Market Securities Corporation	03-12700	$—
Futuretense Corporation	03-12701	$—
RWT Corporation	03-12702	$—
LOTN, Inc.	03-12703	$—
Eprise Securities Corp.	03-12704	$—
SageMaker (Europe), Inc.	03-12705	$—
Global Recall, Inc.	03-12706	$—
databites, inc.	03-12707	$—
divine interVentures, inc.	03-12708	$—
divine Ireland, Inc.	03-12709	$—
Folio Corporation	03-12710	$—
Venture Capital Unlimited Acquisition Sub, Inc.	03-12711	$—
divine Synchrony Communications, Inc.	03-12712	$—
Softmetric, Inc.	03-12713	$—
air divine, inc.	03-12714	$—
SM2 Holding Corp.	03-12715	$—

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date: 2/23/2004	DEBTOR (S)-IN-POSSESSION

By:

/s/ James Boles
(Signature)
Name & Title:	James Boles
(Print or type)
Liquidating CEO
Address:	4225 Naperville Rd #400
Lisle, IL 60532
Telephone No.:	(630) 799-7500

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit - Corporate (divine, inc.), Software (Eshare), Hosting (divine Managed Services)
Monthly Reporting
January 31, 2004

Breakout of January Disbursements

Vendor Name	Check #	Payment Method	Date of Payment	Check or ACH Amount		Corporate (Formally divine Estate)	Software (Formally divine Eshare)	Hosting (Formally divine Managed Services)
1099 Express Dallas	1086	Check	1/24/04	217.50		217.50
AFX News Limited	1053	Check	1/5/04	19,229.60		19,229.60
Aventail Corp.	1067	Check	1/14/04	14,135.50		14,135.50
Brenda L. Cheuvront	1056	Check	1/7/04	1,987.50		1,987.50
Brenda L. Cheuvront	1077	Check	1/15/04	1,762.50		1,762.50
Budget Rent-A-Car	1055	Check	1/7/04	15,000.00		15,000.00
BWC State Insurance	1076	Check	1/15/04	25.00		25.00
Carolyn Szeto	1092	Check	1/24/04	15,783.52		15,783.52
Casas Benjamin & White		Wire	1/23/04	1,706.77		1,706.77
Cupertino National Bank		Wire	1/29/04	1,677,896.27	(1)	1,677,896.27
Daniel Zagajewski	1080	Check	1/15/04	100.00		100.00
Daniel Zagajewski	1090	Check	1/24/04	500.00		500.00
divine Whittman Hart		Wire	1/31/04	5,400.00		5,400.00
Fat Wire		Wire	1/31/04	215,249.61		215,249.61
FedEx	1057	Check	1/7/04	161.80		161.80
FedEx	1066	Check	1/12/04	41.02		41.02
Goodmans LLP		Wire	1/31/04	2,261.48		2,261.48
Iron Mountain Records	1058	Check	1/7/04	851.15		851.15
James Pieper	1082	Check	1/15/04	2,779.48		2,779.48
Jenner & Block		Wire	1/8/04	117,021.07		117,021.07
Jude Sullivan	1054	Check	1/5/04	25,000.00		25,000.00
LaSalle Trust		Wire	1/1/04	45,196.76	(2)	45,196.76
LaSalle Trust		ACH	1/2/04	1,650.55		1,650.55
LaSalle Trust		ACH	1/2/04	6.00		6.00
LaSalle Trust		ACH	1/13/04	2,125.61		2,125.61
LaSalle Trust		Wire	1/23/04	54,803.24	(2)	54,803.24
LaSalle Trust		ACH	1/27/04	831.00		831.00
Latham and Watkins		Wire	1/23/04	15,009.80		15,009.80
McDonald Investment		Wire	1/23/04	9,255.03		9,255.03
Merrill Communications	1088	Check	1/24/04	5,245.00		5,245.00
Michael Cullinane	1064	Check	1/7/04	46.00		46.00
Mintz Levin		Wire	1/23/04	97,093.21		97,093.21
Namedpipes Cons	1091	Check	1/24/04	170.00		170.00
Office of the U.S. Trustee	1062	Check	1/7/04	250.00		250.00
Patricia Graff	1065	Check	1/7/04	16.05		16.05
Patricia Graff	1081	Check	1/15/04	3,630.90		3,630.90
Riley & Esher LLP		Wire	1/23/04	26,958.29		26,958.29
Robert Summers	1083	Check	1/15/04	4,091.85		4,091.85
Robert Summers	1087	Check	1/24/04	307.45		307.45
SBC	1059	Check	1/7/04	1,655.08		1,655.08
Simon, Warner & Dolby L.L.P.		Wire	1/23/04	87,428.51		87,428.51
Sprint Communications Co.	1060	Check	1/7/04	2,659.15		2,659.15
Sterling Corp.	1061	Check	1/7/04	400.00		400.00
Suburban Delivery	1084	Check	1/15/04	90.00		90.00
Transwestern		Wire	1/23/04	3,423.44		3,423.44
Trumbull Group	1078	Check	1/15/04	14,692.52		14,692.52
UUNet	1063	Check	1/7/04	6,585.57		6,585.57
UUNet	1079	Check	1/15/04	6,591.26		6,591.26
William Blong	1089	Check	1/24/04	2,000.00		2,000.00
Woodway Associates		Wire	1/23/04	85,911.14		85,911.14
				2,595,233.18		2,595,233.18	—	—

(1)          Represents lessors’ draws on letters of credit in partial satisfaction of claims, including interest expense and fees.

(2)          Represents draws on restricted cash held in divine inc.’s name and related to the creditors of RoweCom, Inc., whose potential claimants are not included within the monthly operating reports.

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit - Corporate (divine, inc.), Software (Eshare), Hosting (divine Managed Services)
Monthly Reporting
January 31, 2004

Breakout of January Receipts

			Breakout by Business Unit
Customer Name	Date of Payment	Receipt Amount	Corporate (Formally divine Estate)	Software (Formally divine Eshare)	Hosting (Formally divine Managed Services)
AT & T	16-Jan	2,291.60	2,291.60
Auditor of State of Ohio	28-Jan	26,449.56	26,449.56
Bear Sterns	16-Jan	44.42	44.42
Brown & Joseph	16-Jan	800.00	800.00
Businesssuites IV	20-Jan	1,194.00	1,194.00
Call Center Telemarketing	16-Jan	7,822.47	7,822.47
Ford	28-Jan	215,249.61	215,249.61
Latham & Watkins	16-Jan	55,000.00	55,000.00
R. Summers	20-Jan	50.00	50.00
State of Illinois	20-Jan	5,372.35	5,372.35
State of Utah	16-Jan	566.11	566.11
		314,840.12	314,840.12	0.00	0.00